UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of March 6, 2025 (the “Merger Agreement”), by and among Walgreens Boots Alliance, Inc., a Delaware corporation (the “Company”), Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), Blazing Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the other affiliates of Parent party thereto (collectively, together with Parent and Merger Sub, the “Parent Entities”).

On August 28, 2025, pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of investment funds managed by Sycamore Partners Management, L.P. (“Sycamore Partners”).

The descriptions of the Merger Agreement and the transactions contemplated thereby (including, without limitation, the Merger) in this Current Report on Form 8-K are only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2025, which is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Divested Asset Proceed Rights Agreement

Pursuant to the Merger Agreement, on the date of consummation of the Merger, the Company, Parent, certain other Parent Entities, the Sale Committee (as defined in the Divested Asset Proceed Rights Agreement (as defined below)), the Shareholder Representative (as defined in the Divested Asset Proceed Rights Agreement) and Equiniti Trust Company, LLC, as rights agent entered into a divested asset proceed rights agreement (the “Divested Asset Proceed Rights Agreement”) governing the terms of the Divested Asset Proceed Rights (as defined below). At the effective time of the Merger (the “Effective Time”), the Company’s stockholders (including the Specified Holders (as defined in the Merger Agreement)) are entitled to receive one Divested Asset Proceed Right per share of Company Common Stock (as defined below), in accordance with the terms and conditions of the Merger Agreement. Each Divested Asset Proceed Right entitles its holder to receive its share of 70% of the net proceeds from any monetization of the Company’s equity or debt interests in Village Practice Management Company Holdings, LLC and its subsidiaries (the “Divested Assets”), up to $3.00 per Divested Asset Proceed Right, as further set forth in the Divested Asset Proceed Rights Agreement the form of which is attached as Exhibit A to the Merger Agreement included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Effective as of August 28, 2025, all outstanding amounts and obligations under (i) that certain Three-Year Revolving Credit Agreement, dated as of August 9, 2023 (as amended, modified, extended, restated, replaced, or supplemented prior to the date hereof), by and among the Company, as borrower, the institutions from time to time party thereto as lenders and Bank of America, N.A., as administrative agent, (ii) that certain Five-Year Revolving Credit Agreement, dated as of June 17, 2022 (as amended, modified, extended, restated, replaced, or supplemented prior to the date hereof), by and among Walgreens Boots Alliance, Inc., as borrower, the institutions from time to time party thereto as lenders, the L/C Issuers (as defined therein) from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent and (iii) that certain Receivables Financing Agreement, dated as of April 24, 2025 (as amended, modified, extended, restated, replaced, or supplemented prior to the date hereof), by and among Wilmot Retail, LLC, as borrower, Walgreen Co., as servicer, the institutions from time to time party thereto as lenders and PNC Bank, National Association, as sole swingline lender and administrative agent were repaid, all outstanding commitments thereunder were terminated and all related security interests and liens were released.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Pursuant to the Merger Agreement, at the Effective Time:

(i)

Each share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock that were held by the Company as treasury stock or owned by Parent, Merger Sub or any other affiliate thereof, or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law), was automatically converted into the right to receive (i) $11.45 in cash, without interest thereon and subject to all applicable withholding (the “Per Share Cash Consideration”), and (ii) one divested asset proceed right issued by Parent or one of its affiliates subject to and in accordance with the Divested Asset Proceed Rights Agreement (each, a “Divested Asset Proceed Right” and, collectively with the Per Share Cash Consideration, the “Per Share Consideration”).

(ii)

Each share of Company Common Stock that was held by the Company as treasury stock or owned by Parent, Merger Sub or any other affiliates thereof, in each case, immediately prior to the Effective Time, was automatically cancelled for no consideration.

(iii)

Each then-outstanding Company stock option (“Company Stock Option”) for which the exercise price per share was less than the Per Share Cash Consideration was automatically cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (x) the number of shares of Company Common Stock subject to such Company Stock Option multiplied by (y) the excess, if any, of (A) the Per Share Cash Consideration over (B) the exercise price per share of such Company Stock Option and (b) one Divested Asset Proceed Right in respect of each share of Company Common Stock subject to such Company Stock Option.

(iv)	Each then-outstanding Company Stock Option for which the exercise price per share was equal to or greater than the Per Share Cash Consideration was cancelled without payment of any consideration.

(v)

Each then-outstanding Company deferred stock unit (“Company DSU”) was automatically cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (x) the number of shares of Company Common Stock subject to such Company DSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (y) the Per Share Cash Consideration and (b) one Divested Asset Proceed Right in respect of each share of Company Common Stock subject to such Company DSU.

(vi)

Each then-outstanding Company restricted stock unit (“Company RSU”) that had vested on or before the Merger Closing (as defined in the Merger Agreement) but not yet settled was automatically cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (x) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (y) the Per Share Cash Consideration and (b) one Divested Asset Proceed Right in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying such dividend equivalent units credited thereon).

(vii)

Each then-outstanding Company RSU that was unvested as of the Merger Closing was automatically cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (x) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (y) the Per Share Cash Consideration and (b) one Divested Asset Proceed Right in respect of each share of Company Common Stock subject to such

Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), with amounts in respect of such Company RSU payable following the original vesting conditions applicable to the underlying Company RSU are satisfied (such date, the “RSU Vesting Date”), subject to the holder of such Company RSU having remained in continuous service to the Company as an employee or consultant until the RSU Vesting Date.

(viii)

Each then-outstanding Company performance share award (“Company PSA”) that was unvested and held by a former employee of the Company (as of immediately prior to the Merger Closing) was cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (x) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable Company PSA agreement (to the extent applicable), multiplied by (y) the Per Share Cash Consideration and (b) one Divested Asset Proceed Right in respect of each share of Company Common Stock subject to such Company PSA (calculated based on the target number of shares of Company Common Stock subject to such Company PSA and including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable Company PSA agreement (to the extent applicable).

(ix)

Each then-outstanding Company PSA that was unvested and held by a person who was an employee of the Company (as of immediately prior to the Merger Closing) was cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (x) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable Company PSA agreement (to the extent applicable), multiplied by (y) the Per Share Cash Consideration and (b) one Divested Asset Proceed Right in respect of each share of Company Common Stock subject to such Company PSA subject to such unvested Company PSA (calculated based on the target numbers of shares of Company Common Stock subject to such Company PSA and including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated by the applicable Company PSA agreement (to the extent applicable), with amounts in respect of such unvested Company PSA payable following the original time-based vesting conditions applicable to the underlying Company PSA are satisfied (such date, the “PSA Vesting Date”), subject to the holder of such Company PSA having remained in continuous service to the Company as an employee or consultant until the PSA Vesting Date.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the consummation of the Merger, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) on August 28, 2025 that each issued and outstanding share of Company Common Stock as of immediately prior to the Effective Time (except as described in Item 2.01) was cancelled and converted, at the Effective Time, into the right to receive the Per Share Consideration pursuant to the Merger Agreement as described under Item 2.01 and that the Company’s 2025 Notes and 2.125% 2026 Notes (each as defined below and together, the “Listed Notes”) would be removed from listing on Nasdaq, and Nasdaq filed a Form 25 with the SEC to remove the Company Common Stock and Listed Notes from listing on Nasdaq and deregister the Company Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company Common Stock and Listed Notes ceased trading on the Nasdaq effective prior to the opening of trading on August 28, 2025. After effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Company Common Stock and Notes under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

In connection with the consummation of the Merger, each issued and outstanding share of Company Common Stock as of immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted, at the Effective Time, into the right to receive the Per Share Consideration pursuant to the Merger Agreement as described under Item 2.01. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Per Share Consideration.

In connection with the transactions contemplated by the Merger Agreement, on July 22, 2025, Merger Sub launched cash tender offers (collectively, the “Tender Offer”) to purchase any and all of the Company’s outstanding (1) 3.600% senior notes due 2025 (the “2025 Notes”), (2) 2.125% senior notes due 2026 (the “2.125% 2026 Notes”), (3) 3.450% notes due 2026 (the “3.450% 2026 Notes”), (4) 8.125% notes due 2029 (the “2029 Notes”), (5) 3.200% notes due 2030 (the “2030 Notes”), (6) 4.500% senior notes due 2034 (the “2034 Notes”), (7) 4.800% senior notes due 2044 (the “2044 Notes”), (8) 4.650% notes due 2046 (the “2046 Notes”) and (9) 4.100% notes due 2050 (the “2050 Notes”), and any and all of Walgreen Co.’s outstanding 4.400% notes due 2042 (the “2042 Notes” and, together with the 2025 Notes, the 2.125% 2026 Notes, 3.450% 2026 Notes, the 2029 Notes, the 2030 Notes, the 2034 Notes, the 2044 Notes, the 2046 Notes, and the 2050 Notes, the “Notes”). Concurrently with the Tender Offer, Merger Sub solicited consents (collectively, the “Consent Solicitation”) (i) from holders of the 2025 Notes, the 2.125% 2026 Notes, the 2034 Notes and the 2044 Notes to certain proposed amendments to the indenture, dated as of November 18, 2014, by and between the Company and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”) (the “2014 Indenture”); (ii) from holders of the 3.450% 2026 Notes, the 2029 Notes, the 2030 Notes, the 2046 Notes and the 2050 Notes to certain proposed amendments to the indenture, dated as of December 17, 2015, by and between the Company and the Trustee (as supplemented by the First Supplemental Indenture dated as of October 13, 2021, the “2015 Indenture”); and (iii) from holders of the 2042 Notes to certain proposed amendments to the indenture, dated as of July 17, 2008, by and between Walgreen Co. and the Trustee (the “2008 Indenture” and, together with the 2014 Indenture and the 2015 Indenture, the “Indentures”). The Supplemental Indentures reflecting the amendments for which consents were solicited in the Consent Solicitation were entered into in connection with such Tender Offer and Consent Solicitation following receipt of the requisite consents from holders of a majority of the aggregate principal amount of each series of the Notes outstanding, as of 5:00 p.m., New York City time, on August 4, 2025. The Supplemental Indentures effected the amendments to the Indentures proposed in connection with the Tender Offer and Consent Solicitation, eliminating certain covenants, events of default and defeasance provisions contained in the Indentures. The amendments to the Indentures did not become operative until the tendered Notes were accepted for purchase by Merger Sub, pursuant to the terms of the Tender Offer and Consent Solicitation on August 28, 2025. After the amendments to the Indentures became operative, Notes that were not tendered or were not purchased in the Tender Offer and Consent Solicitation (i) in the case of the 2030 Notes, 2046 Notes and 2050 Notes, remain outstanding and will be subject to the terms of the 2015 Indenture as modified by the applicable Supplemental Indenture and (ii) in the case of the 2025 Notes, 2.125% 2026 Notes, 3.450% 2026 Notes, 2029 Notes, 2034 Notes, 2044 Notes and 2042 Notes, were called for redemption and satisfied and discharged pursuant to the terms of the applicable Indentures as modified by the applicable Supplemental Indentures.

The foregoing description of the Supplemental Indentures and the amendments contained therein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Supplemental Indentures, copies of which are attached as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The total amount of cash consideration payable to the Company’s equityholders at closing in connection with the Merger and pursuant to the Merger Agreement was approximately $8.25 billion. The funds used by Parent to consummate the Merger and complete the related transactions came from equity investments by funds affiliated with Sycamore Partners, an affiliate of Parent and Merger Sub, debt financing from certain financial institutions, and certain reinvestment transactions by Mr. Stefano Pessina and certain entities affiliated with Mr. Pessina, pursuant to the Reinvestment Agreement (as described in the Merger Agreement).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

The following persons, who were directors of the Company immediately prior to the completion of the Merger, voluntarily resigned from the board of directors of the Company (the “Board”) and the committees of the Board on which they served, if any, immediately prior to the Effective Time: Stefano Pessina, Timothy C. Wentworth, Ginger L. Graham, Janice M. Babiak, Inderpal S. Bhandari, Bryan C. Hanson, Robert L. Huffines, Valerie B. Jarrett, John A. Lederer, Thomas E. Polen, Nancy M. Schlichting and William H. Shrank, M.D. Effective upon completion of the Merger, the following persons became directors of the Company: Stefano Pessina, Stefan Kaluzny and Kevin Burke.

Effective upon completion of the Merger, the following named executive officers of the Company voluntarily resigned from all of their respective positions with the Company and its subsidiaries: Timothy C. Wentworth and Mary Langowski. Effective upon completion of the Merger, Mike Motz was appointed as Chief Executive Officer of Walgreen Co. (“Walgreens”), which will operate as a private standalone company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Effective upon consummation of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

Effective upon consummation of the Merger, the bylaws of the Company, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 8.01.	Other Events.

In addition, on August 28, 2025, the Company and Sycamore Partners issued a joint press release announcing the completion of the Merger and Walgreens issued a press release announcing the appointment of Mike Motz as Chief Executive Officer. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of March 6, 2025, by and among Blazing Star Parent, LLC, Blazing Star Merger Sub, Inc. Walgreens Boots Alliance, Inc. and the other parties thereto (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 10, 2025).

3.1	Third Amended and Restated Certificate of Incorporation of Walgreens Boots Alliance, Inc.

3.2	Second Amended and Restated Bylaws of Walgreens Boots Alliance, Inc.

4.1	First Supplemental Indenture, dated as of August 4, 2025, by and between Walgreen Co. and Computershare Trust Company, N.A, as trustee.

4.2	First Supplemental Indenture, dated as of August 4, 2025, by and between Walgreens Boots Alliance, Inc. and Computershare Trust Company, N.A, as trustee.

4.3	Second Supplemental Indenture, dated as of August 4, 2025, by and between Walgreens Boots Alliance, Inc. and Computershare Trust Company, N.A, as trustee.

99.1	Press Release, dated as of August 28, 2025.

99.2	Press Release, dated as of August 28, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: August 28, 2025	By:	/s/ Lanesha Minnix
		Name:	Lanesha Minnix
		Title:	Executive Vice President, Global Chief Legal Officer and Corporate Secretary